Marketable Securities	6 Months Ended
Jun. 30, 2019
Marketable Securities
Marketable Securities

Note 3 – Marketable Securities

	June 30,	December 31,
	2019	2018
	DKK'000	DKK'000
		(full year)

Cost at the beginning of the period	5,493,957	4,194,743
Additions for the period	2,215,031	3,521,212
Disposals and maturities for the period	(1,457,667)	(2,221,998)

Cost at the end of the period	6,251,321	5,493,957

Fair value adjustment at the beginning of the period	79,230	(119,551)
Fair value adjustment for the period	37,539	198,781

Fair value adjustment at the end of the period	116,769	79,230

Net book value at the end of the period	6,368,090	5,573,187

Net book value in percentage of cost	101.9%	101.4%

Average effective duration	0.95	1.39

In accordance with the group’s risk management guidelines, Genmab’s marketable securities are administrated by two external investment managers who solely invest in securities from investment grade issuers. Genmab invests its cash in deposits with major financial institutions, Danish mortgage bonds and notes issued by Danish, European, and American governments.

As of June 30, 2019, 90% of our marketable securities had a triple A-rating, compared to 90% as of December 31, 2018.

The total fair value adjustment for the first half of 2019 was income of DKK 38 million, which was driven primarily by foreign exchange adjustments of DKK 9 million due to the strengthening of the USD against the DKK which positively impacted our USD denominated portfolio.